                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 16, 2004


                             Trans-Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-4539                13-2598139
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)


        2637 S. Adams Road, Rochester Hills, MI                 48309
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         (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code      248-852-1990


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The following information required to be disclosed pursuant to Item 2.02 "Results of Operation and Financial Condition". On August 16, 2004, Trans-Industries, Inc. issued a press release announcing its financial results for the second quarter and six months ending June 30, 2004. Attached hereto and incorporated by reference is a copy of the press release relating to such announcement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1  Press Release dated August 16, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRANS-INDUSTRIES, INC.

Date   August 26, 2004                       By/s/ Kai Kosanke
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                                               Kai Kosanke
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

99.1                            Press release dated August 16, 2004.